UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2025

OpenLocker Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-24520	04-3021770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Palm Beach Lakes Blvd., Suite 820 West Palm Beach, FL	33401
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 351-9195

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 9, 2025, OpenLocker Holdings, Inc. (the “Company”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) with the five purchasers signatory thereto (collectively, the “Buyers”), pursuant to which the Company agreed to issue and sell to the Buyers a total of 426,501,851 shares of common stock (the “Shares”) for a total purchase price of $400,000 (the “Transaction”). The Shares issued to the Buyers pursuant to the Purchase Agreement constitute 80% of the shares of common stock of the Company outstanding on a fully diluted basis immediately following the closing.

As a condition to closing, the parties agreed that all persons who were holders of 5% or more of the Company’s common stock immediately prior the closing must enter into a lock-up agreement with the Company, pursuant to which such persons agreed that they will not sell or transfer (subject to certain customary exceptions) any shares of the Company’s common stock for a period of 12 months following the closing. The Form of Lock-Up Agreement is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

In addition, at the closing, (i) Laura Anthony resigned from her positions as a director and officer of the Company, (ii) Howard Gostfrand and Brian Klatsky resigned from their positions as officers of the Company, and (iii) Renger van den Heuvel was appointed as the Chief Executive Officer of the Company and as a member of the Company’s Board of Directors. In addition, pursuant to the Purchase Agreement, Messrs. Gostfrand and Klatsky will resign from their positions as directors, effective ten days following the filing of an information statement on Schedule 14f-1 with the Securities and Exchange Commission (the “SEC”) and the transmission of such information statement to the Company’s stockholders of record.

The Purchase Agreement contains representations, warranties and covenants of the Company that are customary for a transaction of this nature. The Purchase Agreement also contains indemnification obligations of the parties thereto. The foregoing description of the Purchase Agreement does not purport to be complete and is subject to and qualified in its entirety by the full text of the Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02. The Shares are being offered and sold by the Company to the Buyers under the Purchase Agreement in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), afforded by Section 4(a)(2) of the Securities Act.

Item 5.01 Changes in Control of Registrant.

Prior to the closing of the Transaction, the existing officers and directors collectively owned 61.4% of the Company’s outstanding common stock and controlled the Company.

On April 9, 2025, the Company entered into the Purchase Agreement, pursuant to which 426,501,851 shares of the Company’s common stock, representing 80% of the Company’s outstanding common stock on a fully diluted basis on that date, were issued to the Buyers pursuant to the terms of the Purchase Agreement. The Transaction resulted in a change in control of the Company with the Buyers collectively owning 80% of the Company’s outstanding common stock on a fully diluted basis.

There are presently no significant changes anticipated in the business or product lines of the Company.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 9, 2025, 2025, (i) Laura Anthony resigned from her positions as a director and officer of the Company, (ii) Howard Gostfrand and Brian Klatsky resigned from their positions as officers of the Company, and (iii) Renger van den Heuvel was appointed as the Chief Executive Officer of the Company and as a member of the Company’s Board of Directors.

The biography of Mr. Van den Heuvel is as follows:

Renger van den Heuvel (age 61) has served as the Chief Strategist of Jakota Capital AG, an investment services and advisory firm headquartered in Zurich, since January 2025. From May 2024 to January 2025, Mr. van den Heuvel served as Chief Executive Officer and a member of the Board of Directors of Youngtimers AG, a private equity firm specializing in small and mid-cap public companies, turnaround, roll-up strategies and special situations. Since September 2021, Mr. van den Heuvel has also served as the Chief Executive Officer of Van + Van GmbH, an event and project management company. From January 2021 to September 2023, Mr. van den Heuvel served as the Chief Executive Officer and Managing Director of Spark Art GmbH, an international art fair. From February 2020 to November 2022, Mr. van den Heuvel served as the Chief Operating Officer at Blockchain.art, a blockchain-supported marketplace and e-commerce solution for galleries, museums and artists. Mr. van den Heuvel graduated from Radboud University of Nijmegen in 1989 with a Master’s in Dutch Law.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. All statements other than statements of historical facts included in this report are forward-looking statements. In some cases, forward-looking statements can be identified by words such as “believe,” “intend,” “expect,” “anticipate,” “plan,” “potential,” “continue,” “will,” “would” or similar expressions. Such forward-looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors, risks and uncertainties are discussed in the registrant’s filings with the SEC. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond the registrant’s control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects the registrant’s current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. The registrant assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future, except as required by U.S. federal securities laws.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Stock Purchase Agreement, dated as of April 9, 2025, by and between OpenLocker Holdings, Inc. and Jakota Capital AG, et al.*
10.2	Form of Lock-Up Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplemental copies of any of the omitted schedules or exhibits upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OpenLocker Holdings, Inc.

Dated: April 15, 2025	By:	/s/ Renger van den Heuvel
	Name:	Renger van den Heuvel
	Title:	Chief Executive Officer